UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

             Ohio                       1-11781                  31-0676346
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


7777 Washington Village Drive, Dayton, Ohio                       45459
 (Address of principal executive offices)                      (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2006, the Compensation Committee of the Board of Directors of Dayton Superior Corporation (the "Company") approved the payment of cash bonuses in the following amounts to certain executive officers of the Company, based on the Company's achievement of specified financial targets during the first six months of 2006:

                    Eric R. Zimmerman              $175,000
                    Peter Astrauskas                $42,500
                    Raymond E. Bartholomae         $104,000
                    Mark K. Kaler                   $90,800
                    Edward J. Puisis               $100,000
                    Thomas W. Roehrig               $30,030








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        DAYTON SUPERIOR CORPORATION


Date: July 18, 2006                     By: /s/ Edward J. Puisis
                                            ------------------------------------
                                            Edward J. Puisis
                                            Executive Vice President and
                                            Chief Financial Officer